Exhibit 10.3

DEPOSIT ACCOUNT CONTROL AGREEMENT

          THIS DEPOSIT ACCOUNT CONTROL AGREEMENT (the “Agreement”) is made and entered into as of October 22, 2015, by and among CHEVIOT SAVINGS BANK (“Depository Bank”), HEALTHWAREHOUSE.COM, INC., a Delaware corporation, HWAREH.COM, INC., a Delaware corporation and HOCKS.COM, INC., an Ohio corporation, (collectively, “Borrower”), and MELROSE CAPITAL ADVISORS, LLC, an Ohio limited liability company (“Lender”).

RECITALS

A.         Depository Bank has established one or more deposit accounts and/or money market accounts in the name of Borrower described on Exhibit A (collectively, the “Accounts”).

B.         Borrower and Lender have entered into (i) an Amended and Restated Promissory Note most recently dated March 1, 2015 (the “Note”) and (ii) Security Agreements whereby Borrower has granted Lender a security interest in the Accounts.  Depository Bank is not a party to such agreements and, as to Depository Bank, only terms set forth and/or defined in this Agreement apply.

C.         Lender, Borrower and Depository Bank are entering into this Agreement to perfect the security interest of Lender in the Accounts.

AGREEMENTS

1.          Subordination of Security Interest; Fees.  Depository Bank hereby subordinates to Lender all security interests, encumbrances, claims and rights of setoff it may have, now or in the future, against the Accounts or any funds in the Accounts other than (i) in connection with the payment of Depository Bank’s customary fees and charges pursuant to its agreements with Borrower, as currently in effect and as modified by Depository Bank from time to time, (ii) for the reversal of provisional credits, and (iii)  for returned or dishonored items.

2.          Control of Accounts.  Depository Bank will comply with all instructions it receives from Lender directing disposition of funds in the Accounts without further consent of Borrower. Until Depository Bank receives a notice from Lender that it is exercising control over the Accounts (“Notice of Control”),  Borrower also may withdraw funds and otherwise deal with the Accounts as the owner, and Depository Bank may honor all of Borrower’s instructions with respect to the Accounts without further consent of Lender.  Lender will only issue a Notice of Control after the occurrence of an Event of Default (as defined in the Note).  After Depository Bank receives a Notice of Control from Lender, neither Borrower nor any other person or entity through or under Borrower shall have any control over the use of, or any right to withdraw any amount from, the Accounts, and Depository Bank will thereafter comply only with instructions originated by Lender directing disposition of funds in the Accounts without any consent of Borrower.  Depository Bank has not and will not agree with any third party to comply with instructions or other directions concerning the Accounts or the disposition of funds in the Accounts originated by such third party without the prior written consent of Lender and Borrower.  In the event of a conflict between this Agreement and any other agreement between Depository Bank and Borrower, the terms of this Agreement will prevail.  There is no minimum required balance for the Accounts.

3.          Limitation of Liability of Depository Bank.  Except as provided in paragraph 5, Depository Bank shall have no responsibility or liability to Lender for complying with instructions concerning the Accounts from Borrower or Borrower’s authorized representatives which are received by Depository Bank before Depository Bank receives a Notice of Control.  Depository Bank shall have no responsibility or liability to Borrower for complying with a Notice of Control or complying with instructions concerning the Accounts originated by Lender, and shall have no responsibility to investigate the appropriateness of any such instruction or Notice of Control

4.          Statements.  Depository Bank shall provide Lender with duplicate copies of the regular monthly bank statements provided to Borrower with respect to the Accounts.  Any applicable fees therefor shall be charged to the Accounts.

5.           Exculpation of Depository Bank; Indemnification.

(a)           Borrower and Lender agree that Depository Bank shall have no liability to either of them for any loss or damage that either or both may claim to have suffered or incurred, either directly or indirectly, by reason of this Agreement or any transaction or service contemplated by the provisions hereof, except to the extent caused by the gross negligence or willful misconduct of Depository Bank.  In no event shall Depository Bank be liable for losses or delays resulting from computer malfunction, interruption of communication facilities, labor difficulties or other causes beyond Depository Bank’s reasonable control.

(b)           Borrower shall indemnify and hold Depository Bank harmless from any and all losses, claims, damages, liabilities, expenses and fees, including reasonable attorneys’ fees, resulting from the execution of or performance under this Agreement and the delivery by Depository Bank of all or any part of the funds in the Accounts to Lender pursuant to this Agreement, unless such losses, claims, damages, liabilities, expenses or fees are caused by Depository Bank’s gross negligence or willful misconduct.  This indemnification shall survive the termination of this Agreement.

6.           Notices.  All notices, requests or communications (including, without limitation, a Notice of Control) given to Borrower, Lender or Depository Bank shall be given in writing (including by facsimile) at the address specified below:

If to Borrower:	c/oHEALTHWAREHOUSE.COM, INC.

7107 Industrial Road,
Florence, Kentucky 41042
Attention: Lalit Dhadphale
Fax: 888-870-2808

If to Lender:	MELROSE CAPITAL ADVISORS, LLC
c/o Statman, Harris & Eyrich, LLC
441 Vine Street, 37th Floor,
Cincinnati, Ohio 45202
Attention: Fern Goldman
Fax: 513-621-4896

If to Depository Bank:	CHEVIOT SAVINGS BANK
3723 Glenmore Avenue
Cheviot, Ohio 45211-4744
Attention: Jeff Lenzer
Fax: 513-389-4634

Any party may change its address and /or telephone and fax numbers for notices hereunder by giving notice to each other party hereunder given in accordance with this paragraph.  Each notice, request or other communication given under this paragraph shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number, if any, specified in this paragraph and confirmation of receipt by the sending party is obtained, (ii) if given by overnight courier, the next business day after such communication is deposited with the overnight courier for delivery, addressed as aforesaid, and confirmation of delivery is received, or (iii) if given by certified mail, return receipt requested, when delivered at the address specified in this paragraph.

           7.           Miscellaneous.

                      (a)           Depository Bank may rely, and Depository Bank shall be protected in acting, or refraining from acting, upon any notice (including but not limited to electronic facsimiles of such notice) believed by Depository Bank to be genuine and to have been given by the proper party or parties.

(b)           This Agreement may be amended only by a written instrument executed by Lender, Depository Bank and Borrower.  This Agreement may be terminated by Borrower only upon delivery to Depository Bank of a written notification thereof jointly executed by Borrower and Lender. This Agreement may be terminated by Depository Bank or Lender at any time, with or without cause, upon ten (10) days prior written notice to the other parties.  This Agreement will terminate when the Note is repaid in full, and Lender will notify Depository Bank and Borrower of such termination.

(c)           This Agreement is the entire agreement among all of the parties hereto and supersedes all other prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

(d)           This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns.

(e)           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(f)           This Agreement shall be governed by the laws of the State of Ohio  (without giving effect to its conflicts of law rules).

(g)           EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.

[Signature Pages Follow]

           IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of the day and year first above set forth.

DEPOSITORY BANK:

CHEVIOT SAVINGS BANK

By: /s/       Jeffrey J. Lenzer

Name:        Jeffrey J. Lenzer

Title:          VP of Operations

BORROWER:

HEALTHWAREHOUSE.COM, INC.

By: /s/            Lalit Dhadphale
Print Name:   Lalit Dhadphale
Title:               President & CEO

HWAREH.COM, INC.

By: /s/             Lalit Dhadphale
Print Name:    Lalit Dhadphale
Title:               President & CEO

HOCKS.COM, INC.

By: /s/            Lalit Dhadphale
Print Name:   Lalit Dhadphale
Title:              President & CEO

LENDER:

MELROSE CAPITAL ADVISORS, LLC

By: /s/     Timothy E. Reilly
Name:     Timothy E. Reilly
Title:        Managing Member

EXHIBIT A

Deposit Accounts:

Name of Financial Institution:  CHEVIOT SAVINGS BANK

Account Title(s)/Account No(s).:     Hwareh.com Inc    #831011812

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